                                                                  EXHIBIT 10.4





                            SHARE PURCHASE AGREEMENT

                                  BY AND AMONG

                           NEXTEL INTERNATIONAL, INC.,

                     NEXTEL INTERNATIONAL (DELAWARE), LTD.,

                     NEXTEL INTERNATIONAL (HOLDINGS), LTD.,

                              TELCOM VENTURES, LLC,

                     WIRELESS VENTURES OF ARGENTINA, L.L.C.

                                       AND

                     NEXTEL INTERNATIONAL (ARGENTINA), LTD.

                           DATED AS OF JANUARY 7, 1998

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                            SHARE PURCHASE AGREEMENT


        THIS SHARE PURCHASE AGREEMENT (this "Agreement") is made and entered into as of this 7th day of January, 1998 by and among NEXTEL INTERNATIONAL, INC., a Washington corporation formerly known as McCaw International, Ltd. ("Nextel"), NEXTEL INTERNATIONAL (DELAWARE), LTD., a Delaware corporation formerly known as McCaw International (Delaware), Ltd. and wholly owned subsidiary of Nextel ("Nextel Delaware"), NEXTEL INTERNATIONAL (HOLDINGS), LTD., a Cayman Islands company formerly known as McCaw International (Holdings), Ltd. and a wholly owned subsidiary of Nextel Delaware ("Buyer"), (each of Nextel, Nextel Delaware and Buyer being referred to collectively as the "Nextel Parties"), TELCOM VENTURES, LLC, a Delaware limited liability company ("Telcom"), WIRELESS VENTURES OF ARGENTINA, L.L.C., a Delaware limited liability company and 99% owned subsidiary of Telcom ("Seller"), and NEXTEL INTERNATIONAL (ARGENTINA), LTD., a Cayman Islands company formerly known as McCaw International (Argentina), Ltd. (the "JVC").

                                    RECITALS


        A. Buyer, certain Affiliates (as defined below) thereof, Telcom and Seller entered into the Joint Venture Agreement dated as of October 28, 1996, as amended by Amendment No. 1 thereto dated as of April 25, 1997 (together, the "Joint Venture Agreement"), whereby each of Buyer and Seller acquired 50% ownership of the JVC.

        B. Buyer, Seller and the JVC entered into the Members Agreement dated as of May 6, 1997 (the "Members Agreement") in order to set forth certain understandings with respect to the management of the JVC.

        C. Seller desires to sell and Buyer desires to purchase all of the shares in the share capital of the JVC owned by Seller for the consideration and on the terms and conditions provided for in this Agreement.

        D. Seller owns 50% of one quota of Nextel Argentina S.R.L., an Argentine limitada ("Nextel Argentina S.R.L."), and 50% of one quota of each of Buenos Aires Trunking S.R.L., an Argentina limitada ("BATSA"), Communication Services S.R.L., an Argentina limitada ("CSSA"), and AirLink S.R.L., an Argentina limitada ("AirLink" and together with Nextel Argentina S.R.L., BATSA and CSSA, the "JVC Subsidiaries"), and Seller desires to sell and Buyer desires to purchase such ownership interests in the JVC Subsidiaries for the consideration and on the terms and conditions provided for in this Agreement. BATSA, CSSA and AirLink are in the process of merging with and into Nextel Argentina S.R.L. and registration of such merger (the "Merger") is pending before the Public Registry of Commerce of the city of Buenos Aires, Argentina (the "Registry").

        NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and the representations, warranties, covenants and agreements hereinafter contained,


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and subject to the satisfaction of the terms and conditions of this Agreement, the parties hereby represent, warrant, covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

             "Affiliate" of a Person means any Person which directly or indirectly Controls, is under common Control with, or is Controlled by, such Person. For the purposes of this Agreement, neither the JVC nor the JVC Subsidiaries shall be considered an Affiliate of Seller, Telcom or any of the Nextel Parties.

             "Control" (including, with correlative meanings, the terms "Controlled by" and "under common Control with"), when used with respect to any Person or Affiliate, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

             "Person" means any individual, partnership, limited liability company, joint-stock company, firm, corporation, association, unincorporated organization, joint venture, trust or other entity.

        1.2  OTHER DEFINITIONAL MATTERS.

             (a) The words "this Agreement," "hereby," "herein," "hereof," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provisions of this Agreement, and the words "Article," "Section," "Schedule" and "Exhibit" and like references are to this Agreement unless otherwise specified.

             (b) Singular and plural forms, as the case may be, of terms defined herein have correlative meanings.

             (c) Any defined term which relates to a document includes within its definition any amendments, modifications, renewals, restatements, extensions, supplements or substitutions which may heretofore have been or which may hereafter be executed in accordance with the terms thereof and as may be permitted by this Agreement.

                                   ARTICLE II

                                SALE AND PURCHASE

        2.1 SALE AND PURCHASE OF SHARES. In reliance on the representations, warranties and covenants contained herein and subject to the terms and conditions hereof, on the Closing Date (as defined below):


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             (a) Seller will sell, convey, transfer and deliver to Buyer, and
Buyer will purchase from Seller, 20,898,600 shares in the share capital of the JVC, representing all of the shares in the share capital of the JVC owned by Seller (the "Shares").

             (b) Buyer agrees to pay, or have paid, to Seller an aggregate purchase price of US$46,000,000 for the Shares, less a deduction of US$49,502 representing the net amount due under Section 2.3 of the Joint Venture Agreement (the "Purchase Price"). On or before the Closing Date, the Purchase Price shall be paid via a wire transfer of immediately available funds to an account designated in writing by Seller at least three business days prior to the Closing Date.

             (c) Seller will sell, convey, transfer and deliver to Buyer, and Buyer will purchase from Seller, the 50% ownership interest that Seller owns in the one quota of each of the JVC Subsidiaries representing the entire equity interest of each JVC Subsidiary owned by Seller; provided, however, if the Merger has been duly registered with the Registry, Seller will sell, convey transfer and deliver to Buyer, and Buyer will purchase from Seller, all of the quotas of Nextel Argentina S.R.L. then held by Seller.

        2.2 CLOSING. The closing of the transactions contemplated hereby (the "Closing") shall take place on a date within seven business days following satisfaction or waiver of the conditions set forth in Article VII and Article VIII (the "Closing Date") at the offices of Nextel International, Inc., 1191 Second Avenue, Suite 1600, Seattle, Washington, or at such other place or time as Seller and Buyer may agree.

        2.3 POST-CLOSING CHARTER DOCUMENTS. Buyer shall cause the Memorandum and Articles of Association of the JVC to be amended on or before the Closing Date in the form set forth in Exhibit 8.8. The JVC shall duly register the sale and transfer of the Shares on its Register of Members. Each JVC Subsidiary shall, and the quotaholders of each JVC Subsidiary shall cause such JVC Subsidiary to, amend the articles of incorporation of such JVC Subsidiary to reflect the transactions contemplated by Section 2.1(c).

        2.4 FAILURE TO CLOSE. If the Closing shall not take place by January 31, 1998, this Agreement shall terminate and no party hereto shall have any further obligations hereunder, except for damages resulting from a willful breach by such party. In addition, if the Closing shall not take place by January 31, 1998, Seller or its Affiliates shall have the right to purchase, on or before February 13, 1998, 50% of any shares in the share capital of the JVC issued by the JVC between December 12, 1997 and February 13, 1998 at a price equal to the price paid by the acquiror of such shares, such that immediately after such purchase by Seller, its ownership interest in the JVC shall represent a 50% ownership interest in the share capital of the JVC; provided, however, Seller shall not have such right in the event that the Closing did not occur as the result of a material breach of this Agreement by Seller or Telcom.

        2.5 WAIVER OF PREEMPTIVE RIGHTS. All parties hereto hereby waive any and all preemptive rights or other rights to acquire share capital in the JVC or the JVC Subsidiaries contained in the Members Agreement or the Articles of Association of the Company (the "Articles") that they may have as a result of the transactions contemplated hereby.


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                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         To induce Buyer to enter into and perform this Agreement, Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date (which representations and warranties shall survive the Closing as provided in Section 10.5) all as follows in this Article III.

         3.1 AUTHORITY; EXECUTION AND DELIVERY. Seller has full power and authority to enter into this Agreement and to sell the Shares in accordance with the terms of this Agreement so as to vest in Buyer legal and valid title to the Shares, free and clear of all claims, liens, pledges, options, charges, security interests, mortgages, deeds of trust, encumbrances or rights of any third party of any nature whatsoever (collectively, "Liens") and to consummate the transactions contemplated by this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

         3.2 ORGANIZATION, GOOD STANDING, ETC. Seller is duly organized and validly existing under the laws of the State of Delaware. Seller has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as now conducted except where such failure to have corporate power and authority would not have a material adverse effect on Seller.

         3.3 OWNERSHIP OF SHARES. Seller is the lawful owner of, and has marketable title to, the Shares, free and clear of all Liens. The transfer and sale of the Shares is not subject to any right of first refusal or offer, right of co-sale or other right restricting or otherwise encumbering the Shares except pursuant to the Members Agreement or the Articles. Upon payment for, and delivery of, the Shares in accordance with the terms of this Agreement and the register of such transfer in the Registry of Members of the JVC, good and marketable title to the Shares, free and clear of any Liens, will be transferred to, and vested in, the Buyer.

         3.4 CONSENTS, NO CONFLICTS, ETC. Except pursuant to the Members Agreement or the Articles, neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor compliance with any of the provisions of this Agreement will (with or without the giving of notice or the passage of time) (i) violate, conflict with, result in a breach of, constitute a default under, or result in the creation of any Liens upon the Shares pursuant to any of the terms, conditions or provisions of
(x) the certificate of incorporation, bylaws or other organizational documents of Seller, or (y) any note, bond, mortgage, indenture, deed of trust, lease, license, agreement, or any other instrument or obligation to which Seller is a party, or by which Seller or any of its assets or properties may be bound or affected, (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of its assets or properties of which Seller should reasonably have knowledge, or (iii) require the consent, approval, permission or other authorization of or by or qualification with any court, arbitrator or governmental, administrative or self-regulatory authority or any other Person of which Seller should reasonably have knowledge.


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         3.5  NO OTHER AGREEMENTS. Seller does not have any legal obligation, absolute or contingent, to any other Person to sell, convey, transfer, pledge, hypothecate or deliver any or all of the Shares or to enter into any agreement with respect to the foregoing.

         3.6 NO LIABILITIES. Neither the JVC nor any of the JVC Subsidiaries have any outstanding liabilities or obligations to Seller, Telcom or any of their Affiliates (excluding for this purpose, LCC International, Inc. and its subsidiaries) and none of Seller, Telcom or their Affiliates (excluding for this purpose, LCC International, Inc. and its subsidiaries) have any outstanding liabilities or obligations to the JVC or any of the JVC Subsidiaries.

         3.7 BROKERAGE. Seller has not retained any broker or finder in connection with the transactions contemplated by this Agreement. Any brokerage or finder's fee due to any broker or finder in violation of the foregoing representation shall be paid by Seller.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         To induce Seller to enter into and perform this Agreement, Buyer represents and warrants to Seller as of the date hereof and as of the Closing Date (which representations and warranties shall survive the Closing as provided in Section 10.5) all as follows in this Article IV.

         4.1 ORGANIZATION, GOOD STANDING, ETC. Buyer is duly incorporated and validly existing under the laws of the Cayman Islands. Buyer has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as now conducted except where such failure to have corporate power and authority would not have a material adverse effect on Buyer.

         4.2 AUTHORITY; EXECUTION AND DELIVERY. Buyer has full power and authority to enter into this Agreement, to purchase the Shares in accordance with the terms of this Agreement and to consummate the transactions contemplated by this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer, enforceable against Buyer in accordance with its terms.

         4.3 CONSENTS, NO CONFLICTS, ETC. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor compliance with any of the provisions of this Agreement will (with or without the giving of notice or the passage of time) (i) violate, conflict with, result in a breach of, or constitute a default pursuant to any of the terms, conditions or provisions of (x) the memorandum or articles of association of Buyer, or (y) any note, bond, mortgage, indenture, deed of trust, or material lease, license or agreement or any other material instrument or obligation to which Buyer is a party or by which Buyer or any of its assets or properties may be bound or affected, (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer or any of its assets or properties of which Buyer should reasonably have knowledge or (iii) require the consent, approval, permission or other authorization of or by or filing or qualification with any


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

court, arbitrator or governmental, administrative, or self-regulatory authority or any other person or entity of which Buyer should reasonably have knowledge.

        4.4 BROKERAGE. Buyer has not retained any broker or finder in connection with the transactions contemplated by this Agreement. Any brokerage or finder's fee due to any broker or finder in violation of the foregoing representation shall be paid by Buyer.

                                    ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF THE JVC

        To induce Seller to enter into and perform this Agreement, the JVC represents and warrants to Seller as of the date hereof and as of the Closing Date (which representations and warranties shall survive the Closing as provided in Section 10.5) all as follows in this Article V.

        5.1 NO LIABILITIES. To the best of its knowledge, neither the JVC nor any of the JVC Subsidiaries have any outstanding liabilities or obligations to Seller, Telcom or any of their Affiliates (excluding for this purpose, LCC International, Inc. and its subsidiaries) and none of Seller, Telcom or their Affiliates (excluding for this purpose, LCC International, Inc. and its subsidiaries) have any outstanding liabilities or obligations to the JVC or any of the JVC Subsidiaries.


                                   ARTICLE VI

                               FURTHER AGREEMENTS

        Each of the parties hereto agrees to perform and observe the following agreements applicable to it:

        6.1  SCHEDULES.

             (a) All representations and warranties herein shall apply to any exhibits, schedules and certificates delivered by Buyer or any officer thereof to Seller, and each such certificate shall be deemed to be a representation by Buyer as to the matters set forth therein. All representations and warranties herein shall apply to any exhibits, schedules and certificates delivered by Seller or any officer thereof to Buyer, and each such certificate shall be deemed to be a representation by Seller as to the matters set forth therein.

             (b) On or prior to the Closing Date, Buyer may deliver to Seller and Seller may deliver to Buyer one or more Schedules to this Agreement that have been revised and updated to reflect changes to the operations or condition of Buyer or Seller, as the case may be, between the date hereof and the Closing. The delivery of any such revised Schedule shall not affect the rights of any party under Articles VII and VIII, but if the Closing shall occur, the revised Schedules shall be deemed to supersede the Schedules delivered herewith, but only with respect to the representations and warranties given as of the Closing Date.


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        6.2  RESIGNATION OF THE JVC DIRECTORS. At the Closing, Seller shall cause the resignation of Rajendra Singh, Neera Singh, Rahul Prakash and any alternate directors appointed by Seller from the Board of Directors of the JVC.

        6.3 JOINT VENTURE AGREEMENT. The parties hereto acknowledge and agree that, effective upon the Closing and the payment of the Purchase Price, neither Buyer, Seller nor any other party shall have any liability, claim, or obligation to reimburse or indemnify arising under Section 2.3 of the Joint Venture Agreement. The parties acknowledge and agree that, except as contemplated by the preceding sentence, the rights and obligations of the parties to the Joint Venture Agreement contained in Article VIII thereof shall continue to be of full force and effect and shall in no way be affected by the provisions of this Agreement.

        6.4 MEMBERS AGREEMENT. Seller, Buyer and the JVC hereby agree that the Members Agreement will automatically be terminated and of no further force and effect as of the Closing Date.

        6.5 TERMINATION OF AGENCY AGREEMENT. The JVC, Buyer and Seller hereby agree that the Agency Agreement (the "Agency Agreement") dated as of May 6, 1997 by and between the JVC, Buyer and Seller shall automatically be terminated and of no further force and effect as of the Closing Date.

        6.6 CONFIDENTIALITY. The Confidentiality Agreement among Telcom, Wireless Ventures of Brazil, Inc., Seller and Nextel dated as of October 28, 1996 shall remain in full force and effect in accordance with its terms and shall apply to all documents and information supplied in connection herewith.

        6.7 ASSIGNMENT OF RIGHTS IN CAPITAL CONTRIBUTIONS. Each of Seller and Telcom hereby agrees to assign to the JVC all rights, if any, it has to any capital contributions made to the JVC Subsidiaries.

        6.8 CERTAIN RENTED EQUIPMENT. Prior to the Closing Date, Buyer shall advise Telcom whether the JVC wishes to retain the spectrum analyzer and related equipment that has been rented by Telcom from Electro Rent Corporation (the "Lessor") on behalf of the JVC Subsidiaries (the "Rented Equipment"). If the JVC wishes to continue to use the Rented Equipment, the Buyer and Telcom shall arrange for the transfer of the rental arrangement for the Rental Equipment from Telcom to Buyer by the 30th day following the Closing. If the parties are unable to arrange for such transfer by such date or if Buyer does not advise Telcom by the Closing that the JVC wishes to continue to use the Rented Equipment, at the request of Telcom, Buyer shall cause the Rented Equipment to be delivered to Telcom (or its designee) at a location to be designated by Telcom in Buenos Aires, Argentina.

        6.9 OTHER COOPERATION. All parties will promptly take, and fully cooperate with the other parties and their legal counsel and accountants in connection with, any steps reasonably required to be taken as part of the obligations of the parties under this Agreement or to promptly satisfy the conditions precedent hereunder. Nextel shall cause Buyer to comply with all of its agreements and obligations hereunder.


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                                   ARTICLE VII

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

         The obligations of Seller to perform and observe the covenants, agreements and conditions hereof to be performed and observed by it at or before the Closing Date shall be subject to the satisfaction of the following conditions, any of which may be expressly waived by Seller.

         7.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer contained in Article IV (including applicable Schedules hereto) shall have been true in all material respects when made and shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date, except as affected by transactions contemplated hereby and except to the extent that such representations and warranties shall have been made as of a specified date, in which case such representations and warranties shall have been true as of the specified date.

         7.2 PERFORMANCE OF AGREEMENT. Buyer shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions contained in this Agreement to be performed and complied with by it at or prior to the Closing Date.

         7.3 APPROVALS AND CONSENTS. All approvals and consents from third parties listed on Schedule 4.3, if any, shall have been obtained.

         7.4 LEGAL PROCEEDINGS. No law, regulation, administrative ruling or order of any court or administrative agency of competent jurisdiction shall be in effect that enjoins, restrains or prohibits consummation of this Agreement, and no litigation, investigation or administrative proceeding reasonably likely to enjoin, restrain or prohibit consummation of this Agreement shall be pending.

         7.5 BUYER OFFICERS' CERTIFICATES. Seller shall have received a certificate from a Vice President of Nextel, dated the Closing Date, in substantially the form attached hereto as Exhibit 7.5, certifying that (a) the conditions set forth in this Article VII have been fulfilled and (b) the representations and warranties of Buyer herein are true and correct in all material respects as of the Closing Date.

                                  ARTICLE VIII

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

        The obligations of Buyer to perform and observe the covenants, agreements and conditions hereof to be performed and observed by Buyer at or before the Closing Date shall be subject to the satisfaction of the following conditions, any of which may be expressly waived in writing by Buyer.


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        8.1  ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained in Article III (including applicable Schedules thereto) shall have been true in all material respects when made and shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date, except as affected by transactions contemplated hereby and except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true as of the specified date.

        8.2 PERFORMANCE OF AGREEMENT. Seller shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions contained in this Agreement to be performed and complied with by it at or prior to the Closing Date.

        8.3 SHARE CERTIFICATES. On the Closing Date, Seller shall have delivered to Buyer all certificates in Seller's possession evidencing the Shares, free and clear of any Liens, duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank and with all requisite documentary or stock transfer tax stamps affixed.

        8.4 TRANSFER TAXES. In addition to payment of documentary or stock transfer taxes provided for in Section 8.3 hereof, Seller shall be responsible for the payment of any other documentary, transfer, sales, use, gains or other similar taxes applicable to the transactions contemplated by this Agreement and, on the Closing Date, Seller shall have delivered to Buyer evidence of payment of any such taxes legally required to be paid prior to the transfer of the Shares.

        8.5 APPROVALS AND CONSENTS. All material approvals and consents from third parties listed on Schedule 3.4, if any, shall have been obtained.

        8.6 LEGAL PROCEEDINGS. No law, regulation, administrative ruling or order of any court or administrative agency of competent jurisdiction shall be in effect that enjoins, restrains or prohibits consummation of this Agreement, and no litigation, investigation or administrative proceeding reasonably likely to enjoin, restrain or prohibit consummation of this Agreement shall be pending.

        8.7 SELLER'S OFFICERS' CERTIFICATE. Buyer shall have received a certificate from Seller, dated the Closing Date, in substantially the form attached hereto as Exhibit 8.7, certifying that (a) the conditions set forth in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6 (to its knowledge), 8.9 and 8.10 have been fulfilled and (b) the representations and warranties of Seller herein are true and correct as of the Closing Date.

        8.8 AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION. The Memorandum and Articles of Association of the JVC shall have been amended and restated in the form attached hereto as Exhibit 8.8.

        8.9 RESIGNATION OF DIRECTORS. Rajendra Singh, Neera Singh and Rahul Prakash shall have resigned as Directors of the JVC effective as of the Closing and any alternate Directors of


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
the JVC appointed by Seller or its Directors shall have resigned effective as of the Closing, and Seller shall not have nominated any replacements to such positions.

         8.10 TERMINATION OF POWERS OF ATTORNEY. All powers of attorney, if any, granted by Seller or its Affiliates with respect to any of the JVC Subsidiaries shall have been terminated effective as of the Closing.

                                   ARTICLE IX

                                 NONCOMPETITION

         Each of Telcom and Seller agrees that, until three years following the Closing Date, neither such party nor any Affiliate Controlled by such party shall in any way, by action or inaction, directly or indirectly, for itself or for the benefit of any other Person, own, manage, operate, join, Control or participate in the ownership, management, operation or Control of any Person that competes with the Company or any Affiliate thereof, or agrees to do any of the foregoing, in the business of paging, specialized mobile radio or enhanced specialized mobile radio in Argentina, other than wireless radio engineering, design or program management services and the manufacture and sale of related software and hardware products.

                                    ARTICLE X

                   INDEMNIFICATION AND SURVIVAL OF WARRANTIES

         10.1 INDEMNIFICATION BY SELLER AND TELCOM. Seller and Telcom agree to jointly and severally indemnify and hold harmless, on an after-tax basis, Buyer, its successors and permitted assigns, and the officers, directors, Affiliates, employees, Controlling Persons and agents of the foregoing and to hold each such party harmless against and in respect of any and all losses, damages, costs and expenses, including attorneys' fees ("Damages"), incurred by such party by reason of (a) the breach of any of the representations or warranties made in this Agreement by Seller or Telcom, (b) the breach of any covenant contained herein by Seller or Telcom, (c) the breach of undertakings of Seller or Telcom in any other document, supplement, instrument, agreement, letter, amendment or assignment executed in connection herewith, or in any certificate delivered to Buyer at or in connection with the Closing, or (d) the failure of Seller or Telcom or any of their Affiliates to fulfill their respective obligations under the U.S.$200,000.00 Note owing to Conevial relating to indebtedness incurred by WVA prior to the closing of the Joint Venture Agreement or the U.S.$125,204.00 Note to Ericsson LM Telephone Co. or its Affiliates relating to the purchase of equipment by WVA prior to the closing of the Joint Venture Agreement; provided that, except with respect to clause (d) above, Seller and Telcom shall not be obligated to make any payments under this Section 10.1 unless and until the amount of Damages exceeds US$100,000.00.

         10.2 INDEMNIFICATION BY BUYER AND NEXTEL. Buyer and Nextel agree to jointly and severally indemnify and hold harmless, on an after-tax basis, Seller, its successors and permitted assigns, and the officers, Directors, Affiliates, employees, Controlling Persons and agents of the foregoing and to hold each such party harmless against and in respect of any and all damages


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
incurred by such party by reason of (a) the breach of any of the representations or warranties made in this Agreement by Buyer, (b) the breach of any covenant contained herein by Buyer or Nextel, or (c) the breach of undertakings of Buyer or Nextel in any other document, supplement, instrument, agreement, letter, amendment or assignment executed in connection herewith or in any certificate delivered to Seller at or in connection with the Closing; provided that Buyer shall not be obligated to make any payments under this Section 10.2 unless and until the amount of damages exceeds US$100,000.00.

         10.3 TIME OF REPRESENTATIONS. For purposes of the indemnification made in this Article X, all representations and warranties shall be deemed to have been made on and as of the Closing Date, except to the extent that such representations and warranties are expressly made as of a specified date, in which case such representations and warranties shall be true as of the specified date.

         10.4 PROCEDURE. With respect to the claims made by third parties, if a party entitled to indemnification is threatened with any claim, or any claim is presented to or any action or proceeding is commenced against such party, that may give rise to the right of indemnification hereunder, Buyer or Seller, as the case may be (the "Indemnitee"), will give written notice thereof promptly (and in no event later than the last survival date of the representation and warranty for the breach of which indemnification is sought) to the party from which indemnification is sought (the "Indemnifying Party"); provided that the failure to give notice in accordance with this Section 10.4 shall not prevent enforcement hereunder if such failure is not prejudicial to the Indemnifying Party. The Indemnifying Party shall have the right to participate in the defense of such claim, action or proceeding, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof with counsel mutually satisfactory to such parties and the Indemnitee. If the Indemnifying Party and the Indemnitee agree upon mutually satisfactory counsel to assume the defense, the Indemnifying Party shall assume the expense of such counsel's fees and shall no longer assume the expense of the Indemnitee's attorneys' fees. In the event the Indemnifying Party undertakes to compromise or defend any such liability, the Indemnifying Party shall so notify the Indemnitee in writing promptly of its intention to do so, and the Indemnitee shall cooperate with the Indemnifying Party and its counsel in the compromising of or the defending against any such liabilities or claims, at the expense of the Indemnifying Party. Such cooperation shall include, but shall not be limited to, the provision to the Indemnifying Party of reasonable access to the Indemnitee's business records, research, documents and employees as they relate to the defense of any indemnified claim. In response to a bona fide settlement offer, the Indemnifying Party may settle the monetary portion of an indemnifiable matter that he has duly elected to contest without the consent of the Indemnitee unless such settlement has an adverse effect upon the Indemnitee, in which case such matters shall be settled only with the consent of the Indemnitee; provided, however, that the Indemnifying Party shall not have the right to agree to a settlement involving injunctive or other equitable relief without obtaining the prior written consent of the Indemnitee. In the event the Indemnitee declines to consent to the monetary settlement described in the preceding sentence, then the Indemnitee shall have no right to indemnification beyond, and the Indemnifying Party shall have no obligation to pay damages and attorneys' fees hereunder in excess of, the amount of the proposed settlement.

        10.5 SURVIVAL. The covenants, agreements, representations and warranties made by the parties in or pursuant to this Agreement shall survive the Closing Date for one year except as otherwise set forth herein. Any claim for indemnification asserted in accordance with the provisions of this Agreement prior to the relevant expiration date shall survive until it is resolved.

                                   ARTICLE XI

                                   TERMINATION

        11.1 TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

              (a)  by mutual written consent;

              (b)  if the Closing does not occur on or before January 31, 1998;

              (c) by either Seller or Buyer if a court of competent jurisdiction or governmental authority shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby;

              (d) by Seller upon a breach of any representation, warranty, covenant or agreement on the part of Buyer set forth in this Agreement such that the conditions set forth in Section 7.1 or 7.2 would not be satisfied; or by Buyer upon a breach of any representation, warranty, covenant or agreement on the part of Seller set forth in this Agreement such that the conditions set forth in Section 8.1 or 8.2 would not be satisfied; or

              (e) by Seller if any representation or warranty of Buyer shall have become untrue such that the conditions set forth in Article VII cannot reasonably be expected to be satisfied; or by or Buyer if any representation or warranty of Seller shall have become untrue such that the conditions set forth in Article VIII cannot reasonably be expected to be satisfied.

        11.2 EFFECT OF TERMINATION. In the event of any termination pursuant to this Article XI (other than pursuant to Section 11.1(a), written notice setting forth the reasons therefor shall forthwith be given by the terminating party to the other party hereto, and neither party shall have any liability to the other party of any nature whatsoever due to such termination, except for damages resulting from a willful breach.

                                   ARTICLE XII

                                     GENERAL

        12.1 EXPENSES. Regardless of whether the transactions contemplated by this Agreement are consummated, Seller shall pay its own fees, costs and expenses, and Buyer shall pay its own fees, costs and expenses, incident to the negotiation, preparation and carrying out of this Agreement.

         12.2 AMENDMENT. The parties may amend, modify or supplement this Agreement at any time, but only in a written amendment duly executed on behalf of each of the parties.

         12.3 HEADINGS. The headings preceding the text of Sections of this Agreement are for convenience only and shall not be deemed parts thereof.

         12.4 APPLICABLE LAW; ENFORCEMENT. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts executed and to be fully performed in such state. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the Commonwealth of Virginia or any Virginia state court if any dispute arises out of this Agreement (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the Commonwealth of Virginia or a Virginia state court.

         12.5 PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, whether herein so expressed or not. This Agreement shall not be assigned by any party hereto in whole or in part without the prior written consent of the other parties hereto; provided, however, that Buyer may at any time assign all or part of its right, title and interest in, to and under this Agreement and the documents, agreements and supporting papers delivered in connection herewith to any Affiliate of Buyer; provided further that any such assignment shall not relieve Buyer or Nextel of any obligations hereunder.

         12.6 WAIVERS. Any terms, covenants, representations, warranties or agreements of any party hereto may be waived at any time by an instrument in writing executed by the party for whose benefit such terms exist. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect its right at a later time to enforce the same. No waiver by any party of any condition or breach of any terms, covenants, representations, warranties or agreements contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any other condition or any breach of any other terms, covenants, representations, warranties or agreements.

         12.7 NOTICES. Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when personally delivered or deposited in the mail, postage prepaid, sent certified or registered, or when delivered by facsimile, and addressed as respectively set forth below, or to such other address as any party shall have previously designated by such a notice. Any notice so delivered personally or by facsimile, transmission confirmed, shall be deemed to be received on the date of delivery and any notice so mailed shall be deemed to be received three days after the date on which it was mailed.

         Notices to the parties shall be sent as follows:

                  (a)      To Nextel Parties and the JVC:

                           Nextel International, Inc.
                           1191 Second Avenue, Suite 1600
                           Seattle, WA 98101
                           Attention: General Counsel
                           Fax:  (206) 749-8384

                  with a copy to:

                           Venture Law Group
                           4750 Carillon Point
                           Kirkland, WA  98033
                           Attention:  Craig E. Sherman
                           Fax:  (425) 739-8709
                           File #:  15799-0007

                  To Telcom or Seller:

                           Telcom Ventures, LLC
                           211 North Union Street, Suite 300
                           Alexandria, VA 22314
                           Attention:  President and General Counsel
                           Fax:  (703) 706-3801

                  with a copy to:

                           Dewey Ballantine LLP
                           1301 Avenue of the Americas
                           New York, NY  10019
                           Attention:  William J. Phillips
                           Fax:  (212) 259-6333

         12.8 PUBLIC DISCLOSURE. No party to this Agreement shall issue any press releases or make any public announcements of any of the transactions contemplated by this Agreement except that each party hereto shall be permitted to make such disclosures to the public or governmental authorities as their respective counsel shall deem necessary to maintain compliance with, or prevent violation of, applicable laws or regulations or to comply with an order of a court of competent jurisdiction.

         12.9 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.10 ENTIRE UNDERSTANDING. The terms set forth in this Agreement are intended by the parties as a final, complete and exclusive expression of the terms of its agreement and may not be contradicted, explained or supplemented by evidence of any prior agreement, any contemporaneous oral agreement or any consistent additional terms.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

                                               NEXTEL INTERNATIONAL, INC.

                                               By /s/ HENG-PIN KIANG
                                                 ------------------------------
                                                 Its SENIOR VICE PRESIDENT
                                                    ---------------------------


                                               NEXTEL INTERNATIONAL
                                                   (DELAWARE), LTD.

                                               By /s/ HENG-PIN-KIANG
                                                 ------------------------------
                                                 Its VICE PRESIDENT
                                                    ---------------------------


                                               NEXTEL INTERNATIONAL
                                                   (HOLDINGS), LTD.

                                               By /s/ HENG-PIN-KIANG
                                                 ------------------------------
                                                 Its VICE PRESIDENT
                                                    ---------------------------


                                               TELCOM VENTURES, LLC

                                               By /s/ RAHUL PRAKASH
                                                 ------------------------------
                                                 Its
                                                    ---------------------------


                                               WIRELESS VENTURES OF
                                                   ARGENTINA, L.L.C.

                                               By /s/ RAHUL PRAKASH
                                                 ------------------------------
                                                 Its
                                                    ---------------------------


                                               NEXTEL INTERNATIONAL
                                                   (ARGENTINA), LTD.

                                               By /s/ HENG-PIN-KIANG
                                                 ------------------------------
                                                 Its VICE PRESIDENT
                                                    ---------------------------